                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement      [_]  Confidential, for Use of the
                                           Commission Only (as Permitted by Rule
                                           14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12


                               TIBCO Software Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.

[_]  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

      Notes:

                              TIBCO Software Inc.
                               3165 Porter Drive
                              Palo Alto, CA 94304

                               -----------------

                       SUPPLEMENT TO PROXY STATEMENT FOR
                      2002 ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

   This supplement to the proxy statement for our 2002 Annual Meeting of Stockholders is being provided to correct certain typographical errors on pages 20 and 21 of the proxy statement.

                               -----------------

   The Security Ownership of Certain Beneficial Owners and Management table and the notes thereto appearing on pages 20 and 21 of the proxy statement are corrected in the table and notes set forth below, which have been reprinted in their entirety for the convenience of the reader.

                                                                                   Shares
                                                                                Beneficially Percentage
            Name                                                                   Owned     Ownership
            ----                                                                ------------ ----------
Reuters Group PLC and related entities /(1)/................................... 122,275,573    60.59%
 85 Fleet Street
 London, EC4P 4AJ
Vivek Y. Ranadive /(2)/........................................................   9,267,600     4.46
Frank J. Bergandi /(3)/........................................................     341,575      *
Philip Green /(4)/............................................................. 122,275,573    60.59
Naren Gupta....................................................................          --      *
Rajesh U. Mashruwala /(5)/.....................................................     578,049      *
Christopher G. O'Meara /(6)/...................................................     242,842      *
William A. Owens...............................................................          --      *
Robert P. Stefanski /(7)/ .....................................................     509,398      *
Yogen K. Dalal /(8)/...........................................................     299,051      *
Larry W. Sonsini /(9)/.........................................................     125,272      *
Matthew J. Szulik /(10)/.......................................................      50,000      *
Michelangelo Volpi.............................................................       3,000      *
Philip K. Wood.................................................................          --      *
Peter Job......................................................................          --      *
David Ure......................................................................          --      *
Paul Hansen /(11)/.............................................................      56,439      *
All directors and executive officers as a group (17 persons) /(12)/............  11,510,063     5.51

--------
   *Less than one percent.
 (1)Represents shares held by Reuters Nederland B.V. Includes 9,469,278 shares reserved for sale to employees and consultants of TIBCO Finance Technology Inc., a wholly-owned subsidiary of Reuters Group PLC ("Reuters") pursuant to the exercise by such employees and consultants of purchase rights granted or to be granted to them by Reuters. Also includes 5,508,995 shares subject to options exercisable within 60 days of November 30, 2001. Reuters has agreed to limit its voting power such that the votes cast by Reuters will not represent more than 49% of the total votes eligible to be cast in any matter submitted to a vote of the our stockholders.
 (2)Includes 6,150,624 shares underlying options vested and exercisable within 60 days of November 30, 2001. Excludes 85,000 shares subject to our right of repurchase and 99,375 shares underlying options that are unvested but exercisable within 60 days of November 30, 2001. Includes 150,000 shares owned by the Anjali Dea Ranadive Trust, 150,000 shares owned by the Aneel Ryan Ranadive Trust, 150,000 shares owned by the Andre Vivek Ranadive Trust and 2,250,000 shares owned by the Ranadive Family Generation-Skipping Trust for an aggregate of 2,700,000 shares beneficially owned by Mr. Ranadive, a co-trustee.
 (3)Includes 332,075 shares underlying options vested and exercisable within 60 days of November 30, 2001. Excludes 143,752 shares underlying options that are unvested but exercisable within 60 days of November 30, 2001.
 (4)Represents shares held by Reuters Nederland B.V. as described in Note 1 above. Mr. Green is the Chief Operating Officer of Reuters and disclaims beneficial ownership of all shares held directly or indirectly by Reuters.
 (5)Excludes 109,376 shares subject to our right of repurchase.
 (6)Includes 177,842 shares underlying options vested and exercisable within 60 days of November 30, 2001. Excludes 177,155 shares underlying options that are unvested but exercisable within 60 days of November 30, 2001.
 (7)Includes an aggregate of 309,184 shares underlying options vested and exercisable within 60 days of November 30, 2001, of which 47,500 are shares underlying options granted pursuant to the TFT Stock Option Plan. Excludes 101,313 shares underlying options that are unvested but exercisable within 60 days of November 30, 2001.
 (8)Includes 20,000 shares underlying options vested and exercisable within 60 days of November 30, 2001. Includes 168,422 shares beneficially owned by the Dalal Revocable Trust.
 (9)Includes 110,001 shares underlying options vested and exercisable within 60 days of November 30, 2001.
(10)Includes 50,000 shares underlying options vested and exercisable within 60 days of November 30, 2001.
(11)Resigned as an officer effective April 17, 2001. From the fiscal year ended November 30, 2000 and until his resignation, Mr. Hansen served as our Executive Vice President and Chief Financial Officer.
(12)Includes 7,130,712 shares underlying options vested and exercisable within 60 days of November 30, 2001. Excludes 256,943 shares subject to our right of repurchase and 566,127 shares underlying options that are unvested but exercisable within 60 days of November 30, 2001.

                                      2